UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 10, 2012
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

å	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
å	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
å	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
å	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulation FD
Item 9.	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 7.01. REGULATION FD
On May 10, 2012 Dan Fulton, President and Chief Executive Officer; Patty Bedient, Executive Vice President and Chief Financial Officer; Larry Burrows, Senior Vice President - Wood Products; Shaker Chandrasekaran, Senior Vice President - Cellulose Fibers; and Tom Gideon, Executive Vice President - Timberlands, of Weyerhaeuser Company; and Peter Orser, President of Weyerhaeuser Real Estate Company, attended a meeting with financial analysts. A copy of the presentation slides are furnished as Exhibit 99.1 to this report. This exhibit and a webcast of the presentations are available on the Company's website.
ITEM 9. STATEMENTS AND EXHIBITS
(c)    The following item is filed as an exhibit to this report:
Exhibit 99.1 - Analyst Meeting presentation slides dated May 10, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jerald W. Richards
Its:	Chief Accounting Officer

Date: May 15, 2012